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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 16, 2005

                          HOMETOWN AUTO RETAILERS, INC.
             (Exact name of Registrant as specified in its charter)

            Delaware                     000-24669                06-1501703
--------------------------------     -------------------     -------------------
(State or other jurisdiction of      (Commission File          (IRS Employer
         incorporation)                   Number)            Identification No.)

                             1309 South Main Street
                               Waterbury, CT 06706
               --------------------------------------------------
               (Address Of Principal Executive Office) (Zip Code)

        Registrant's telephone number, including area code (203) 756-1300

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 2.02 Results of Operations and Financial Condition

      On May 16, 2005, Hometown issued a press release announcing its 2005 first quarter results. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 9.01 Financial Statements and Exhibits

      (a)   Exhibits.

            Number                 Description
            ------                 -----------

            99.1                   Press Release dated May 16, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   Hometown Auto Retailers, Inc.


                                   By: /s/ Charles F. Schwartz
                                       -----------------------------------------
                                       Name: Charles F. Schwartz
                                       Title: Chief Financial Officer

Dated:  May 16, 2005